Exhibit 10.4


                                SECURED TERM NOTE
                                -----------------

     FOR VALUE RECEIVED, TEXAURUS ENERGY, INC., a Delaware corporation (the "COMPANY"), promises to pay to LAURUS MASTER FUND, LTD., c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, Fax: 345-949-8080 (the "HOLDER") or its registered assigns or successors in interest, the sum of Eight Million Five Hundred Thousand Dollars ($8,500,000), together with any accrued and unpaid interest hereon, on March , 2009 (the "MATURITY DATE") if not sooner paid. The
                         ---
original principal amount of this Note subject to amortizing payments pursuant to Section 1.2 hereof is hereinafter referred to as the "AMORTIZING PRINCIPAL AMOUNT" and the remaining original principal amount of this Note is hereinafter referred to as the "NON-AMORTIZING PRINCIPAL AMOUNT."

     Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and the Holder (as amended, modified and/or supplemented from time to time, the "PURCHASE AGREEMENT").

     The principal amount of this Note that is contained in the Restricted Account (as defined in the Restricted Account Agreement referred to in the Purchase Agreement) on the date of the issuance of this Note is $2,669,234.65.

          The  following  terms  shall  apply  to  this  Secured Term Note (this
          "NOTE"):

                                    ARTICLE 1
                         CONTRACT RATE AND AMORTIZATION

          1.1  Contract Rate. Subject to Sections 4.2 and 5.10, interest payable
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     on  the  outstanding principal amount of this Note (the "PRINCIPAL AMOUNT")
     shall accrue at a rate per annum equal to the "PRIME RATE" published in The
                                                                             ---
     Wall  Street Journal from time to time (the "PRIME RATE"), plus two percent
     --------------------
     (2.0%) (the "CONTRACT RATE"). The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate. The Contract Rate shall not at any time be less than eight percent (8.0%). Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on April 1, 2006, on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise. Accrued interest on the Non-Amortizing Principal Amount shall be payable only on the Maturity Date, whether by acceleration or otherwise.

          1.2 Principal Payments. Amortizing payments of the aggregate principal
              ------------------
     amount outstanding under this Note not contained in the Restricted Account (as defined in the Restricted Account Agreement) at any time (the "PRINCIPAL AMOUNT") shall be made by the Company on June 1, 2006 and on the first business day of each succeeding month thereafter through and including the Maturity Date (each, an "AMORTIZATION DATE"). Subject to
     Article  III  below, commencing on the first Amortization Date, the Company

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     shall  make  monthly  payments  to  the  Holder  on  each Amortization Date equal to the Amortization Amount. Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement shall be due and payable on the Maturity Date. For purposes of this Section, (a) the term "AMORTIZATION AMOUNT" shall mean an amount equal to the Net Revenue relating to all oil and gas properties of the Company (collectively, the "OIL AND GAS PROPERTIES") for the calendar month immediately preceding the Amortization Date and (b) "NET REVENUE" shall mean eighty percent (80%) of the gross proceeds paid to the Company in respect of oil, gas and/or other hydrocarbon production in which the Company has an interest whether or not such proceeds are remitted to the lockbox account and/or any other blocked account established by the Company in connection with the transactions contemplated hereby.

                                    ARTICLE 2
                                EVENTS OF DEFAULT

          2.1  Events  of Default. The occurrence of any of the following events
               ------------------
     set forth in this Section 4.1 shall constitute an event of default ("EVENT OF DEFAULT") hereunder:

               (a)  Failure  to  Pay.  The  Company  fails  to  pay when due any
                    ----------------
          installment of principal, interest or other fees hereon in accordance herewith, or the Company fails to pay any of the other Obligations (under and as defined in the Master Security Agreement) when due, and, in any such case, such failure shall continue for a period of three
          (3)  days  following  the  date  upon  which any such payment was due.

               (b)  Breach  of  Covenant. The Company or any of its Subsidiaries
                    --------------------
          breaches any covenant or any other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

               (c) Breach of Representations and Warranties. Any representation,
                   ----------------------------------------
          warranty or statement made or furnished by Texhoma Energy, Inc. (the "Parent"), the Company, any of its Subsidiaries or any guarantor (each a "Guarantor") issuing to the Holder a guaranty agreement (each a "Guaranty") in connection with the transaction contemplated hereby in this Note, the Purchase Agreement or any other Related Agreement shall at any time be false or misleading in any material respect on the date as of which made or deemed made.

               (d) Default Under Other Agreements. The occurrence of any default
                   ------------------------------
          (or similar term) in the observance or performance of any other agreement or condition relating to any indebtedness or contingent obligation, in each case in an aggregate amount of not less than $50,000, of the Parent, the Company or any of its Subsidiaries beyond the period of grace (if any), the effect of which default is to cause, or permit the holder or holders of such indebtedness or beneficiary or beneficiaries of such contingent obligation to cause, such indebtedness to become due prior to its stated maturity or such contingent obligation to become payable;

               (e)  Material Adverse Effect. Any change or the occurrence of any
                    -----------------------
          event which could reasonably be expected to have a Material Adverse Effect;

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               (f)  Bankruptcy. The Parent, the Company, any of its Subsidiaries
                    ----------
          or any Guarantor shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, without challenge within ten (10) days of the filing thereof, or failure to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or
          (vii) take any action for the purpose of effecting any of the foregoing;

               (g)  Judgments. Attachments or levies in excess of $50,000 in the
                    ---------
          aggregate are made upon the Parent, the Company, or its Subsidiary's or any Guarantor's assets or a judgment is rendered against the Company's, any of its Subsidiary's or any Guarantor's property involving a liability of more than $50,000 which shall not have been vacated, discharged, stayed or bonded within thirty (30) days from the entry thereof;

               (h)  Insolvency. The Parent or the Company or any Guarantor shall
                    ----------
          admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

               (i)  Change  of  Control.  A Change of Control (as defined below)
                    -------------------
          shall occur with respect to the Company, unless Holder shall have expressly consented to such Change of Control in writing. A "CHANGE OF CONTROL" shall mean any event or circumstance as a result of which (i) any "PERSON" or "GROUP" (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the date hereof), other than the Holder, is or becomes the "BENEFICIAL OWNER" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 35% or more on a fully diluted basis of the then outstanding voting equity interest of the Company (other than a "PERSON" or "GROUP" that beneficially owns 35% or more of such outstanding voting equity interests of the Company on the date hereof), (ii) unless the Holder provides its written consent thereto (which shall not be unreasonably withheld), the Board of Directors of the Company shall cease to consist of a majority of the Company's board of directors on the date hereof (or directors appointed by a majority of the board of directors in effect immediately prior to such appointment) or (iii) the Company or any of its Subsidiaries merges or consolidates with, or sells all or substantially all of its assets to, any other person or entity;

               (j)  Indictment;  Proceedings.  The  indictment  or  threatened
                    ------------------------
          indictment of the Parent, the Company, any of its Subsidiaries or any Guarantor or any executive officer of the Parent, the Company or any of its Subsidiaries under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against the Parent, the Company, any of its Subsidiaries or any Guarantor or any executive officer of the Parent, the Company, any of its Subsidiaries or any Guarantor pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the property of the Company, any of its Subsidiaries or any Guarantor; or

               (k)  The  Purchase Agreement and Related Agreements. (i) An Event
                    ----------------------------------------------
          of Default shall occur under and as defined in the Purchase Agreement or any other Related Agreement (including, without limitation, the breach by any Guarantor of any provision of any Guaranty), (ii) the Parent, the Company, any of its Subsidiaries or any Guarantor shall breach any term or provision of the Purchase Agreement or any other Related Agreement in any material respect and such breach, if capable of cure, continues unremedied for a period of fifteen (15) days after the occurrence thereof, (iii) the Parent, the Company, any of its Subsidiaries or any Guarantor attempts to terminate, challenges the validity of, or its liability under, the Purchase Agreement or any Related Agreement, (iv) any proceeding shall be brought to challenge the validity, binding effect of the Purchase Agreement or any Related Agreement or (v) the Purchase Agreement or any Related Agreement ceases to be a valid, binding and enforceable obligation of the Parent, the Company, any of its Subsidiaries or any Guarantor (to the extent such persons or entities are a party thereto).

          2.2  Default  Interest.  Following  the  occurrence  and  during  the
               -----------------
     continuance of an Event of Default, the Company shall pay additional interest on this Note in an amount equal to two percent (2%) per month, and all outstanding obligations under this Note, the Purchase Agreement and each other Related Agreement, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

          2.3  Default  Payment.  Following  the  occurrence  and  during  the
               ----------------
     continuance of an Event of Default, the Holder, at its option, may demand repayment in full of all obligations and liabilities owing by Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement and/or may elect, in addition to all rights and remedies of the Holder under the Purchase Agreement and the other Related Agreements and all obligations and liabilities of the Company under the Purchase Agreement and the other Related Agreements, to require the Company to make a Default Payment ("DEFAULT PAYMENT"). The Default Payment shall be 130% of the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder. The Default Payment shall be applied first to any fees due and payable to the Holder pursuant to this Note, the Purchase Agreement, and/or the other Related Agreements, then to accrued and unpaid interest due on this Note and then to the outstanding principal balance of this Note. The Default Payment shall be due and payable immediately on the date that the Holder has exercised its rights pursuant to this Section 2.3.

                                    ARTICLE 3
                                  MISCELLANEOUS

          3.1  Cumulative  Remedies.  The  remedies  under  this  Note  shall be
               --------------------
     cumulative.


          3.2  Failure or Indulgence Not Waiver. No failure or delay on the part
               --------------------------------
     of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          3.3 Notices. Any notice herein required or permitted to be given shall
              -------
     be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or
     (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address provided in the Purchase Agreement executed in connection herewith, and to the Holder at the address provided in the Purchase Agreement for such Holder, with a copy to John E. Tucker, Esq., 825 Third Avenue, 14th Floor, New York, New York 10022, facsimile number (212) 541-4434, or at such other address as the Company or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Company pursuant to the Purchase Agreement.

          3.4  Amendment  Provision. The term "NOTE" and all references thereto,
               --------------------
     as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

          3.5 Assignability. This Note shall be binding upon the Company and its
              -------------
     successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. The Company may not assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

          3.6  Cost  of  Collection.  In case of any Event of Default under this
               --------------------
     Note, the Company shall pay the Holder reasonable costs of collection, including reasonable attorneys' fees.

          3.7  Governing  Law,  Jurisdiction  and  Waiver  of  Jury  Trial.
                -----------------------------------------------------------

               (a) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

               (b) THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE OR ANY OF THE OTHER RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR
          ANY OF THE RELATED AGREEMENTS; PROVIDED, THAT THE COMPANY ACKNOWLEDGES
                                         --------
          THAT  ANY  APPEALS  FROM  THOSE COURTS MAY HAVE TO BE HEARD BY A COURT
          LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE
          ----------------
          TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON

          THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

               (c) THE COMPANY DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE COMPANY HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER AND THE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

          3.8  Severability.  In  the  event  that any provision of this Note is
               ------------
     invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

          3.9  Maximum  Payments.  Nothing  contained  herein shall be deemed to
               -----------------
     establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

          3.10  Security  Interest,  Guarantee and Mortgage. The Holder has been
                -------------------------------------------
     granted a security interest (i) in certain assets of the Company and the Parent as more fully described in the Master Security Agreement dated as of the date hereof, (ii) in the equity interests of the Parent in the Company pursuant to the Stock Pledge Agreement dated as of the date hereof and
     (iii) in the oil and gas properties of the Company pursuant to one or more mortgages dated as of the date hereof. The obligations of the Company under this Note are guaranteed by the Parent pursuant to the Guaranty dated as of the date hereof.

          3.11  Construction.  Each  party  acknowledges  that its legal counsel
                ------------
     participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

          3.12  Registered  Obligation. This Note is intended to be a registered
                ----------------------
     obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i) and the Company (or its agent) shall register this Note (and thereafter shall maintain such registration) as to both principal and any stated interest. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Company of this Note to the new holder or the issuance by the Company of a new instrument to the new holder, or (ii) transfer through a book entry system maintained by the Company (or its agent), within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i)(B).

       [Balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Company has caused this Secured Term Note to be signed in its name effective as of this 23 day of March 2006.


                                   TEXAURUS  ENERGY,  INC.


                                   By: /s/ Frank A. Jacobs
                                       ----------------------------
                                       Name: Frank A. Jacobs
                                       Title: Director

WITNESS:

/s/ Dale Wilcox
------------------------------

Dale Wilcox
Barrister & Solicitor
Suite 1910-777 Hornby Street
Vancounver, B.C. V6Z 1S4

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